Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of KT High-Tech Marketing, Inc. (the “Company”) on Form 10-K/A for the fiscal year ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, George Henschke, Interim Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 16, 2018	By:	/s/ George Henschke
George Henschke
Interim Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to KT High-Tech Marketing, Inc. and will be retained by KT High-Tech Marketing, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.